Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

6. Income Taxes

Host Inc. elected to be taxed as a REIT effective January 1, 1999 pursuant to the U.S. Internal Revenue Code of 1986, as amended. In general, a corporation that elects REIT status and meets certain tax law requirements regarding the distribution of its taxable income to its stockholders as prescribed by applicable tax laws and complies with certain other requirements (relating primarily to the composition of its assets and the sources of its revenues) generally is not subject to federal and state income taxation on its operating income that is distributed to its stockholders. As a partnership for federal income tax purposes, Host L.P. is not subject to federal income tax. It is, however, subject to state, local and foreign income and franchise tax in certain jurisdictions. In addition to paying federal and state income taxes on any retained income, one of our subsidiary REITs is subject to taxes on “built-in-gains” that result from sales of certain assets. Additionally, each of our taxable REIT subsidiaries is taxable as a regular C corporation, subject to federal, state and foreign income tax. Our consolidated income tax provision or benefit includes the income tax provision or benefit related to the operations of our taxable REIT subsidiaries, state income taxes incurred by Host Inc. and Host L.P., and foreign income taxes incurred by Host L.P., as well as each of their respective subsidiaries.

Where required, deferred income taxes are accounted for using the asset and liability method. Under this method, deferred income taxes are recognized for temporary differences between the financial reporting bases of assets and liabilities and their respective tax bases and for operating loss, capital loss and tax credit carryovers based on enacted tax rates expected to be in effect when such amounts are realized or settled. However, deferred tax assets are recognized only to the extent that it is more likely than not that they will be realized based on consideration of available evidence, including future reversals of existing taxable temporary differences, future projected taxable income and tax planning strategies.

Total deferred tax assets and liabilities are as follows (in millions):

	As of December 31,
	2011	2010
Deferred tax assets	$172	$161
Less: Valuation allowance	(47)	(44)

Subtotal	125	117
Deferred tax liabilities	(24)	(40)

Net deferred tax asset	$101	$77

We have recorded a 100% valuation allowance of approximately $37.4 million against the deferred tax asset related to the net operating loss and asset tax credit carryovers as of December 31, 2011 with respect to our hotel in Mexico. There is a $2.2 million valuation allowance against the deferred tax asset related to the net operating loss and capital loss carryovers as of December 31, 2011 with respect to our hotels in Canada. Finally, there is a $7.4 million valuation allowance against the deferred tax asset related to the net operating loss carryovers as of December 31, 2011 with respect to certain of our U.S. taxable REIT subsidiaries that act as lessee pursuant to the HPT leases. We expect that the remaining net operating loss and alternative minimum tax credit carryovers for U.S. federal income tax purposes will be realized. The net increase in the valuation allowance for the year ending December 31, 2011 and December 31, 2010 is approximately $3 million and $7 million, respectively. The primary components of our net deferred tax asset are as follows (in millions):

	As of December 31,
	2011	2010
Accrued related party interest	$16	$12
Net operating loss and capital loss carryovers	99	74
Alternative minimum tax credits	4	4
Property and equipment	(18)	(18)
Investments in domestic and foreign affiliates	(3)	(2)
Derivatives	1	—
Deferred revenue and other	49	51

Subtotal	148	121
Less: Valuation allowance	(47)	(44)

Net deferred tax asset	$101	$77

At December 31, 2011, we have aggregate gross domestic and foreign net operating loss, capital loss and tax credit carryovers of approximately $276 million. We have deferred tax assets related to these loss and tax credit carryovers of approximately $99 million, with a valuation allowance of approximately $47 million. Our net operating loss carryovers expire through 2031, and our foreign capital loss carryovers have no expiration period. Our domestic alternative minimum tax credits have no expiration period and our foreign asset tax credits expire through 2017.

Our U.S. and foreign income (loss) from continuing operations before income taxes was as follows (in millions):

	Year ended December 31,
	2011	2010	2009
U.S. loss	$(40)	$(170)	$(207)
Foreign income (loss)	28	11	(28)

Total	$(12)	$(159)	$(235)

The benefit for income taxes for continuing operations consists of (in millions):

		Year ended December 31,
		2011	2010	2009
Current	— Federal	$1	$—	$(7)
	— State	1	1	2
	— Foreign	8	4	4

		10	5	(1)

Deferred	— Federal	(11)	(31)	(33)
	— State	(2)	(6)	(7)
	— Foreign	2	1	2

		(11)	(36)	(38)

Income tax benefit – continuing operations		$(1)	$(31)	$(39)

The total benefit for income taxes, including the amounts associated with discontinued operations, was $2 million, $32 million and $40 million in 2011, 2010 and 2009, respectively.

The differences between the income tax benefit calculated at the statutory U.S. federal income tax rate of 35% and the actual income tax benefit recorded for continuing operations are as follows (in millions):

	Year ended December 31,
	2011	2010	2009
Statutory federal income tax benefit – continuing operations	$(4)	$(56)	$(82)
Adjustment for nontaxable (income) loss of Host Inc. – continuing operations	(6)	25	42
State income tax provision, net	(1)	(5)	(3)
Uncertain tax positions benefit	—	—	(7)
Foreign income tax provision	10	5	11

Income tax benefit – continuing operations	$(1)	$(31)	$(39)

Cash paid for income taxes, net of refunds received, was $8 million, $4 million and $5 million in 2011, 2010 and 2009, respectively.

GAAP prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. We must determine whether it is “more-likely-than-not” that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets the more-likely-than-not recognition threshold, the position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement in order to determine the amount of benefit to recognize in the financial statements. This accounting standard applies to all tax positions related to income taxes. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2011	2010
Balance at January 1	$5	$5
Reductions due to expiration of certain statutes of limitation	—	—
Other increases (decreases)	—	—

Balance at December 31	$5	$5

All of such amount, if recognized, would impact our reconciliation between the income tax provision (benefit) calculated at the statutory federal income tax rate of 35% and the actual income tax provision (benefit) recorded each year.

It is reasonably possible that the total amount of unrecognized tax benefits will decrease within 12 months of the reporting date due to the expiration of certain statutes of limitation. An estimate of such decrease is approximately $4 million. As of December 31, 2011, the tax years that remain subject to examination by major tax jurisdictions generally include 2008-2011.

We recognize accrued interest related to unrecognized tax benefits in interest expense and penalties in operating expenses. During the years ended December 31, 2011, 2010 and 2009, we recognized approximately $0.2 million, $0.1 million and $0.1 million, respectively of interest expense related to the unrecognized tax benefits. We had approximately $0.4 million and $0.6 million of interest accrued at December 31, 2011 and 2010, respectively.